MARINER MUTUAL FUNDS TRUST
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     SMALL CAP FUND
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     HSBC Asset Management  [LOGO]
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ANNUAL REPORT
December 31, 1995



Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.



Sponsored and distributed by:
MARINER FUNDS SERVICES

COVER

     MARINER MUTUAL FUNDS TRUST
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     SMALL CAP FUND
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     HSBC Asset Management  [LOGO]
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February 12, 1996


Dear Shareholder:

1995 was a very good year for equity investors with the S&P 500 Index returning 37.4% and the Dow Jones Index 36.7%. In contrast, small-cap stocks underperformed in the first half of the year, surged in the summer, but after Labor Day failed to keep pace with the large-caps. As a result, small-cap performance was like a roller coaster ride for investors, with the Russell 2000 Index ending up only 28.4%. The NASDAQ Index, with its heavier weighting towards the larger technology stocks such as Intel and Microsoft, was the standout leader with a return of 39.9%. With a slowing in the growth of the economy, declining interest rates and good prospects for a capital gains tax cut, you would think small-caps should have outperformed.

-----------------------------------------------------------------------------------------

                                                EQUITY MARKET RETURNS
-----------------------------------------------------------------------------------------

                             RUSSELL           NASDAQ             DOW          S&P
         YEAR                 2000            COMPOSITE          JONES         500
-----------------------------------------------------------------------------------------

         1991                   46.04%            56.84%            24.51%        30.42%
         1992                   18.42             15.45              7.42          7.59
         1993                   18.89             14.75             17.03         10.04
         1994                   (1.82)            (3.20)             4.89          1.21
         1995                   28.44             39.92             36.65         37.44
         5 YEARS                21.00             23.00             17.54         16.55
         ANNUALIZED
-----------------------------------------------------------------------------------------



The reasons that are generally mentioned for this underperformance are several. First, the large-caps reported better relative earnings due to the falling dollar earlier this year. Secondly, most of the restructuring by corporate America over the past few years has mostly occurred with large companies. As a result, many larger companies are now reaping the benefits. Lastly, the strong level of initial public offerings (especially in the last quarter) may have diverted money away from existing small-cap issues since they both generally compete for the same pool of money.

The best performing sectors of the Russell 2000 Index for the year were technology (+47.0%), other energy (+46.5% -- includes offshore drilling and oil well equipment and services), healthcare (+39.7%) and financial services (+38.8%). With a weighting of 18.3% in the Russell 2000 Index, the great performance of the financial services sector had a very large impact. Technology and health care, with weightings of 13.1% and 10.9% respectively, also had an impact. The worst performing sectors for the year were integrated oils (down 3.5%), real estate (+5.7%), consumer discretionary (+8.7%) and autos & transportation (+9.1%). For most growth investors, the underperformance by the consumer discretionary sector was disappointing, because it is a large sector (16.0% of the Russell 2000 Index) with traditionally the fastest growing industries such as retailers, restaurants and entertainment.

Currently, most economists are projecting moderate to slow growth for the U.S. economy in 1996, accompanied by a flat to rising dollar. As we have mentioned in the past, larger companies generally have greater exposure to foreign economies and are more vulnerable to a strong dollar relative to small companies. In addition, small growth companies are not as dependent upon a strong economy to report great earnings as do larger companies. Generally speaking, in the past small growth stocks have done well during periods of sluggish economic activity.

As we enter 1996, the question is whether small-caps will continue to underperform large-caps. Even though we are concerned by the underperformance of this sector, we continue to believe the group remains undervalued. We also believe that small-caps should become beneficiaries of better earnings growth in a slow growth environment. Furthermore, continued net inflows into small-cap mutual funds should support additional gains. On balance, we continue to be positive on the long-term outlook for small-cap stocks.

MANAGER'S DISCUSSION OF FUND PERFORMANCE:
-----------------------------------------

For the year 1995, the Mariner Small Cap Fund posted a return of 26.20% versus 28.44% for the Russell 2000 Index. For the last three years the Fund has returned 14.78% on an annualized basis versus 14.45% for the Russell 2000.

During the year the Fund was positively impacted by the technology and financial service sector. Conversely, the Fund was negatively impacted by the consumer sector.

Currently, the Fund continues to reflect attractive characteristics. The Fund has a higher projected growth in earnings and a lower debt-to-capital ratio than the general market. However, for these attractive characteristics the Fund is valued (in terms of price earnings ratio) at a modest premium to the market.

We continue to value your participation and interest in the Mariner Small Cap Fund. Our objective is to strive to meet year expectations of a quality fund that will meet your financial goals.



Sincerely,



/s/ JOE P. SING, JR.



Joe P.Sing, Jr.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         SMALL CAP FUND VS. RUSSELL 2000

-------------------------------------------------------
             Average Annual Total Return
-------------------------------------------------------
                             1 Year           Inception
-------------------------------------------------------
Offering Price(1)            19.85%            12.82%
NAV(2)                       26.20%            14.78%
-------------------------------------------------------

                                      CHART

                                 [CHART OMITTED]

Plot Points:
                        FUND (1)          RUSSELL 2000     FUND (2)
         JAN            10,000            10,000           10,000
         MAR             9,601            10,426           10,110
         JUN            10,551            10,653           11,110
         SEP            11,444            11,585           12,050
         DEC            11,752            11,889           12,374
         MAR            11,226            11,574           11,821
         JUN            10,068            11,122           10,602
         SEP            11,140            11,894           11,790
         DEC            11,378            11,673           11,981
         MAR            11,780            12,211           12,405
         JUN            13,473            13,355           14,187
         SEP            15,739            14,675           16,573
         DEC            14,360            14,993           15,121

Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the Small Cap Fund on January 4, 1993, to a $10,000 investment in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Russell 2000 Index is a widely accepted unmanaged index of overall market performance of many of the smallest publicly traded companies in the U.S. and does not take into account charges, fees and other expenses.

BOARD OF TRUSTEES

JOHN P. PFANN*         CHAIRMAN OF THE BOARD; Chairman and President,
                       JPP Equities, Inc.

WOLFE J. FRANKL*       Former Director, North America, Berlin Economic
                       Development Corporation

WILLIAM L. KUFTA       Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*    Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees





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OFFICERS

WILLIAM B. BLUNDIN     CHIEF EXECUTIVE OFFICER

ANN E. BERGIN          PRESIDENT

WILLIAM J. TOMKO       VICE PRESIDENT

MARK E. NAGLE          TREASURER

MARTIN R. DEAN         ASSISTANT TREASURER

ROBERT L. TUCH         ASSISTANT SECRETARY

ALAINA V. METZ         ASSISTANT SECRETARY

STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1995

                                 SMALL CAP FUND

 NUMBER
OF SHARES                                                                       VALUE
----------                                                                    ----------
                COMMON STOCKS-96.7%
                BEVERAGES - 2.0%
    15,900    * Canandaigua Wine Co., Inc.                                    $  518,738
                                                                              ----------
                BROADCAST MEDIA - 1.5%
    24,400    * International Family Entertainment Inc., Class B                 399,550
                                                                              ----------
                BUSINESS SERVICES - 2.3%
    40,200    * Personnel Group of America, Inc.                                 587,925
                                                                              ----------
                COMMERCIAL SERVICES - 8.5%
    20,325      Paychex, Inc.                                                  1,013,709
    16,750      Sensormatic Electronics Corp.                                    291,031
    31,800    * Verifone, Inc.                                                   910,275
                                                                              ----------
                                                                               2,215,015
                                                                              ----------
                COMPUTER SOFTWARE - 4.5%
    25,800    * Emulex Corporation                                               264,450
    27,400    * Network General Corp.                                            914,475
                                                                              ----------
                                                                               1,178,925
                                                                              ----------
                COMPUTER SYSTEMS - 9.7%
    19,300    * Cisco System, Inc.                                             1,440,263
    20,900    * Optical Data Systems                                             527,725
    25,400    * Proxima Corp.                                                    561,975
                                                                              ----------
                                                                               2,529,963
                                                                              ----------
                DATA PROCESSING - 2.1%
    32,100 (a)* Envoy Corp.                                                      555,731
                                                                              ----------
                DEPARTMENT STORES - 2.5%
    25,000    * Proffitts, Inc.                                                  656,250
                                                                              ----------
                ELECTRONICS - 3.7%
    24,045      Harman International Industries, Inc.                            964,806
                                                                              ----------
                FINANCE - CONSUMER LOANS - 3.0%
    49,187      The Money Store, Inc.                                            768,547
                                                                              ----------
                FINANCIAL SERVICES - 5.6%
    24,000      Advanta Corp., Class A                                           918,000
     8,050      First Data Corp.                                                 538,344
                                                                              ----------
                                                                               1,456,344
                                                                              ----------

                                 SMALL CAP FUND

 Number
of Shares                                                                        Value
----------                                                                    -----------
                COMMON STOCKS-(continued)
                HEALTH CARE - DRUGS - 2.3%
    13,100    * Forest Laboratories, Inc.                                     $   592,775
                                                                              -----------
                HOSPITAL MANAGEMENT AND SUPPLIES - 2.5%
    23,700    * Owen Healthcare, Inc.                                             654,712
                                                                              -----------
                MACHINERY - 4.2%
    44,200    * Electroglas, Inc.                                               1,082,900
                                                                              -----------
                MEDICAL SERVICES - 8.0%
    31,200    * Healthsource, Inc.                                              1,123,200
    33,400    * Isolyser Company, Inc.                                            467,600
    54,900    * Tokos Medical Corp.                                               500,963
                                                                              -----------
                                                                                2,091,763
                                                                              -----------
                OFFICE EQUIPMENT & SUPPLIES - 3.5%
    32,700    * Silicon Graphics, Inc.                                            899,250
                                                                              -----------
                RECREATION AND ENTERTAINMENT - 3.0%
    25,400    * Movie Gallery, Inc.                                               774,700
                                                                              -----------
                RESTAURANTS - 1.4%
    41,000    * Davco Restaurants, Inc.                                           353,625
                                                                              -----------
                RETAIL MERCHANDISING - 1.6%
    22,000    * Friedman's Inc.                                                   423,500
                                                                              -----------
                RETAIL - SPECIALTY - 9.7 %
    20,200    * Discount Auto Parts, Inc.                                         628,725
    35,675    * Office Depot, Inc.                                                704,581
    23,800    * Petco Animal Supplies                                             696,150
    28,100    * Rex Stores Corporation                                            498,775
                                                                              -----------
                                                                                2,528,231
                                                                              -----------
                TELECOMMUNICATION - EQUIPMENT - 10.0%
    19,000    * Cidco, Inc.                                                       484,500
    26,800    * Symmetricom, Inc.                                                 368,500
    20,000      U.S. Robotics, Inc.                                             1,755,000
                                                                              -----------
                                                                                2,608,000
                                                                              -----------
                WHOLESALE TRADE - 5.1%
    11,725      Cardinal Health Distribution                                      641,943
    20,700      Fisher Scientific International, Inc.                             690,862
                                                                              -----------
                                                                                1,332,805
                                                                              -----------
                Total Common Stocks (Cost - $17,472,928)                       25,174,055
                                                                              -----------

                                 SMALL CAP FUND

 PRINCIPAL
 AMOUNT                                                                          VALUE
 ---------                                                                    -----------

                SHORT-TERM INVESTMENTS - 8.6%
$1,335,000      Provident Institutional Fund Trust for
                  Federal Securities, 5.46%, On Demand.                       $ 1,335,000
   896,000      Provident Institutional Temporary Investment Fund 5.59%,
                  On Demand                                                       896,000
                                                                              -----------

                Total Short-Term Investments (Cost - $2,231,000)                2,231,000
                                                                              -----------

                TOTAL INVESTMENTS - 105.3%
                (Cost - $19,703,928)**                                         27,405,055
                                                                              -----------

                OTHER ASSETS (LIABILITIES) - (5.3%)
                Cash                                                              183,385
                Organizational costs, net                                          17,872
                Dividends and interest receivable                                  10,378
                Prepaid expenses                                                    2,380
                Dividends payable                                              (1,004,447)
                Payable for securities purchased                                 (528,408)
                Payable for fund shares redeemed                                   (4,470)
                Accrued expenses                                                  (21,284)
                Due to affiliates                                                 (24,769)
                                                                              -----------
                Liabilities in excess of other assets - net                    (1,369,363)
                                                                              -----------
                NET ASSETS - 100.0%                                           $26,035,692
                                                                              ===========

                NET ASSET VALUE PER SHARE - applicable to 1,800,980
                  shares ($0.001 par value) outstanding                            $14.46
                                                                                   ======

  *  Non-income producing security.
 ** Also, cost for Federal income tax purposes. As of December 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $7,701,127 of which $8,918,979 related to appreciated securities and $1,217,852 related to depreciated securities.
 (a) In connection with a spinoff, the Fund is entitled to contingent value rights by holding this security. Such value rights will allow the purchase of shares of First Data Corp. if certain parameters are met. At December 31, 1995, these rights had no market value.


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                 SMALL CAP FUND

INVESTMENT INCOME:
Income:
    Dividends                                                      $  123,461
                                                                   ----------
Expenses:
    Advisory fees                                                     179,340
    Administrative services fee                                        25,620
    Distribution expenses                                              23,699
    Audit fee                                                          22,810
    Legal fees                                                         18,604
    Co-administrative and shareholder servicing fees                   17,935
    Transfer agent fees                                                14,619
    Amortization of organizational costs                               11,305
    Trustees' fees and expenses                                         9,403
    Printing                                                            8,599
    Custodian fee                                                       3,619
    Miscellaneous expenses                                             11,161
                                                                   ----------
      Total expenses                                                  346,714
    Less expense waivers                                               (6,342)
                                                                   ----------
      Net expenses                                                    340,372
                                                                   ----------
    Net investment loss                                              (216,911)
                                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    2,920,761
Net change in unrealized appreciation on investments                2,875,059
                                                                   ----------
Net gain on investments                                             5,795,820
                                                                   ----------
Net increase in net assets resulting from operations               $5,578,909
                                                                   ==========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                 SMALL CAP FUND

                                                                                FOR THE               FOR THE
                                                                              YEAR ENDED            YEAR ENDED
                                                                           DECEMBER 31, 1995     DECEMBER 31, 1994
                                                                           -----------------     -----------------
OPERATIONS:
     Net investment loss                                                      $  (216,911)          $  (147,610)
     Net realized gain (loss) on investments                                    2,920,761            (2,230,327)
     Net change in unrealized appreciation on investments                       2,875,059             1,830,241
                                                                              -----------           -----------
       Net increase (decrease) in net assets resulting from operations          5,578,909              (547,696)
                                                                              -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net realized gain on investments                                        (1,004,447)                   --
                                                                              -----------           -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of 208,197 and 823,619 shares, respectively            3,111,609             9,625,604
     Net asset value of 225 shares issued in reinvestment of distributions             --                 2,763
     Payments for redemptions of 450,720 and 217,556 shares, respectively      (5,957,958)           (2,431,794)
                                                                              -----------           -----------
     Net increase (decrease) in net assets from capital share transactions     (2,846,349)            7,196,573
                                                                              -----------           -----------
     Net increase in net assets                                                 1,728,113             6,648,877
                                                                              -----------           -----------
NET ASSETS:

     Beginning of year                                                         24,307,579            17,658,702
                                                                              -----------           -----------
     End of year                                                              $26,035,692           $24,307,579
                                                                              ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

         Mariner Small Cap Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company with multiple investment portfolios, including the Fund.

         SECURITIES VALUATION: Investments in securities traded on an exchange are valued at the last quoted sales price for a given day, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. The bid price is used when no asked price is available. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to pay, as a semi-annual dividend, substantially all of its net investment income. Net capital gains, if any, are distributed at least annually. On December 27, 1995, the Fund declared a capital gain dividend of $0.56 per share payable on January 4, 1996 to shareholders on record as of December 28, 1995.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statements and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

         ORGANIZATIONAL   COSTS:   Costs   incurred  in   connection   with  the
         organization of the Fund are being amortized on a straight-line basis over a five year period from the date operations commenced.

     2.  CAPITAL

         The Trust is authorized to issue an unlimited number of shares of beneficial interest each with a par value of $0.001. At December 31, 1995, the composition of net assets of the Fund was as follows:

                Paid-in capital                                    $18,648,578
                Accumulated net realized loss on investments          (314,013)
                Net unrealized appreciation on investments           7,701,127
                                                                   -----------
                  Total net assets                                 $26,035,692
                                                                   ===========

         For the years ended December 31, 1995 and 1994, the Fund reclassified $216,911 and $147,610 from accumulated net investment loss to paid-in capital, respectively. Net assets were not affected by this change.

     3.  PORTFOLIO SECURITIES

         The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 1995, were approximately $7,230,000 and $7,869,000, respectively.

     4.  AGREEMENTS

         The Trust retains HSBC Asset Management Americas Inc. ("HSBC Americas") to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees.

         As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                                                 ADVISORY
                   PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                FEE RATE
              --------------------------------------------------------           --------
              Not exceeding $400 million                                          0.700%
              In excess of $400 million but not exceeding $800 million            0.645%
              In excess of $800 million but not exceeding $1.2 billion            0.590%
              In excess of $1.2 billion but not exceeding $1.6 billion            0.535%
              In excess of $1.6 billion but not exceeding $2 billion              0.480%
              In excess of $2 billion                                             0.415%

         HSBC Americas retains Investment Concepts, Inc. ("ICI") to serve as sub-adviser to the Fund. As sub-adviser, ICI provides micro-and macroeconomic research, advice and recommendations, and economic and statistical data, with respect to the Fund's investments, subject to the overall review by HSBC Americas and the Board of Trustees. ICI is a subsidiary of BancOklahoma Trust Company ("BOTC"). BOTC is a subsidiary of Bank of Oklahoma, N.A. ("BOK") which, in turn, is a subsidiary of BOK Corporation.

         As compensation for its services, HSBC Americas pays ICI a monthly fee at an annual rate not to exceed 0.50% of average net assets up to $400 million. The fee is reduced at several breakpoints for average net assets in excess of $400 million up to $2 billion, at which point it becomes 0.290% of the average net assets in excess of $2 billion.

         For  the  year  ended   December  31,  1995,   HSBC   Americas   earned
         approximately   $179,300  in  advisory  fees,  of  which  approximately
         $128,100 was paid to ICI.

         As administrator, PFPC is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $23,700, net of waivers of approximately $1,900, in administrative services fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of Fund's shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland Bank, N.A. ("Marine Midland"), an affiliate of the Advisor, as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. For the period January 1, 1995 through September 25, 1995, HSBC Americas paid the Fund's entire custodian fee of approximately $3,000.

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $17,900. Of that total, HSBC Americas waived approximately $1,400 of these fees for the month of January 1995.

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         One state in which the shares of the Fund are qualified for sale imposes limitations on the expenses of the Fund. The Advisory Contract and the Administrative Services Contract with HSBC Americas provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitation applicable to the Fund imposed by the securities regulations of such state, HSBC Americas will pay or reimburse the Fund in amounts equal to the excess. Although there is no certainty that this limitation will be in effect in the future, the effective limitation on an annual basis with respect to the Fund is currently 2.5% per annum of the first $30 million of average net assets, 2.0% the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For the year ended December 31, 1995, there were no payments or reimbursements required as a result of this expense limitation.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                 SMALL CAP FUND

                                                                                                             FOR THE PERIOD
                                                                                                             JANUARY 4, 1993
                                                                         FOR THE              FOR THE        (COMMENCEMENT OF
                                                                       YEAR ENDED           YEAR ENDED        OPERATIONS) TO
                                                                    DECEMBER 31, 1995   DECEMBER 31, 1994   DECEMBER 31, 1993
                                                                    -----------------   -----------------   -------------------
Net asset value, beginning of period                                     $ 11.90            $ 12.29             $ 10.00
                                                                         -------            -------             -------
Income from Investment Operations:
     Net investment loss                                                  (0.12)              (0.07)              (0.05)
     Net realized and unrealized gain (loss)
       on investments                                                      3.24               (0.32)               2.42
                                                                         -------            -------             -------
     Total from investment operations                                       3.12              (0.39)               2.37
                                                                         -------            -------             -------
Less Distributions from:
     Net realized gain                                                     (0.56)                --               (0.08)
                                                                         -------            -------             -------
Net asset value, end of period                                           $ 14.46            $ 11.90             $ 12.29
                                                                         =======            =======             =======
Total Return (a)                                                           26.20%             (3.17%)             23.74%(c)
Ratios/Supplemental Data
     Net assets (000), end of period                                     $26,036            $24,308             $17,659
     Ratio of expenses (without fee waivers)
       to average net assets                                                1.35%              1.38%               1.58%(b)
     Ratio of expenses (with fee waivers ) to average
       net assets                                                           1.33%              1.23%               1.12%(b)
     Ratios of net investment loss (without fee waivers)
       to average net assets                                               (0.87%)            (0.73%)             (0.97%)(b)
     Ratio of net investment loss (with fee waivers)
       to average net assets                                               (0.85%)            (0.68%)             (0.51%)(b)
     Portfolio turnover rate                                               29.86%             20.17%               5.96%(c)

-------------------
(a)  Exclusive of sales charge.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     To the Shareholders and Board of Trustees
     Mariner Mutual Funds Trust

     We have audited the accompanying statement of net assets of the Mariner Small Cap Fund (one of the portfolios comprising Mariner Mutual Funds Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner Small Cap Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

     /s/ ERNST & YOUNG LLP

     New York, New York
     February 5, 1996

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYSFund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.



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